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                                  EXHIBIT 11.0

                              LEVEL 8 SYSTEMS, INC.
                 WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENTS



                                                          Three  Months  Ended
                                                             September  30,
                                                            1998          1997
                                                            ------      ------


BASIC
WEIGHTED AVERAGE COMMON SHARES                               7,690       7,007
                                                            ------      ------
                                                            ------      ------

DILUTED

WEIGHTED AVERAGE COMMON SHARES                               7,690       7,007

COMMON STOCK EQUIVALENTS                                        (1)        635
                                                            ------      ------

WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES                                7,690       7,642
                                                            ------      ------
                                                            ------      ------




                                                           Nine  Months  Ended
                                                             September  30,
                                                            1998          1997
                                                            ------      ------

BASIC

WEIGHTED AVERAGE COMMON SHARES                               7,498       6,978
                                                            ------      ------
                                                            ------      ------

DILUTED

WEIGHTED AVERAGE COMMON SHARES                               7,498       6,978

COMMON STOCK EQUIVALENTS                                        (1)        620
                                                            ------      ------

WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES                                7,498       7,598
                                                            ------      ------
                                                            ------      ------


(1)                                                  Anti-dilutive
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